                            Exhibit 32

                      CERTIFICATION PURSUANT TO

                        18 U.S.C. SECTION 1350

                        AS ADOPTED PURSUANT TO

               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Shandong Zhouyuan Seed and Nursery  Co., Ltd (the "Company") on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

   1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 5, 2009                     /s/ Zhigang Wang

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                                       Zhigang Wang, CEO & CFO